UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
July 31, 2017
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On August 1, 2017, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended June 30, 2017. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2017, Jocelyn A. Leavitt informed the Board of Directors (the “Board”) of the Company that she will resign as the Company’s Executive Vice President, General Counsel and Secretary.  Ms. Leavitt, who has served as the Company’s General Counsel since June 2013, is resigning to pursue other interests.  Ms. Leavitt will remain with the Company until her successor is appointed to ensure a smooth transition.  The Company wishes her well in her future endeavors.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017	QUALITY SYSTEMS, INC.
	By:	/s/ James R. Arnold
James R. Arnold
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press Release dated August 1, 2017

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